Note 9 - Income Taxes	12 Months Ended
Mar. 31, 2022
Notes to Financial Statements
Income Tax Disclosure [Text Block]

9. Income Taxes

The Company files a consolidated federal and various state income tax returns. The provision for income taxes is as follows (in thousands):

	Fiscal Year:
	2022	2021
Current:
Federal	$4,780	$13,121
State	3,383	4,145
Total	8,163	17,266

Deferred:
Federal	$7,017	$13,486
State	44	3,164
Total	7,061	16,650
Total income taxes	$15,224	$33,916

A reconciliation of the expected U.S. statutory rate to the effective rate follows:

	Fiscal Year:
	2022	2021
Computed (expected tax rate)	21.0%	21.0%
State income taxes (net of federal tax benefit)	3.7%	3.1%
Federal credits	-0.8%	-0.3%
Reduction to uncertain tax positions	0.0%	-0.1%
Permanent differences	0.1%	0.0%
State credit expiration	0.9%	0.0%
Change in valuation allowance	-1.1%	0.2%
Federal return to accrual	-0.9%	0.0%
Federal net operating loss (NOL) carryback rate difference	0.0%	-2.8%
Interest received on federal NOL carryback	-0.3%	-0.2%
Other	0.4%	0.3%
Effective income tax rate	23.0%	21.2%

The effective tax rate was 23.0% and 21.2% in fiscal years 2022 and 2021, respectively. In fiscal year 2021, the Company was able to carryback the NOL generated in the 2019 tax year at a 21% corporate tax rate to the 2015 tax year at a 35% corporate tax rate. The NOL carryback had a 2.8% decrease on the fiscal year 2021 rate and without this impact in fiscal year 2022, the tax rate effectively increased by 2.8%. The increase in the effective tax rate was partially offset by a decrease of 0.5% due to the federal income tax credits having a larger impact on the effective tax rate in fiscal year 2022, amongst other decreases noted in the table above.

The following is a summary of the significant components of the Company's deferred income tax assets and liabilities (in thousands):

	As of:
	March 31,	March 31,
	2022	2021
Deferred income tax assets:
Future tax credits	$5,244	$5,884
Inventory valuation	3,098	2,204
Employee benefits	2,191	2,063
Insurance	345	685
Other comprehensive loss	8,975	6,511
Interest	3	4
Prepaid revenue	374	463
Net operating loss and other tax attribute carryovers	610	85
Equity investment basis difference	-	1,589
Other	-	815
Total assets	20,840	20,303
Deferred income tax liabilities:
Property basis and depreciation difference	21,807	17,975
Intangibles	17	33
Right of use assets	5,764	4,371
Pension	21,253	21,556
Other	1,012	-
Total liabilities	49,853	43,935
Valuation allowance - noncurrent	3,931	4,674
Net deferred income tax liability	$(32,944)	$(28,306)

Net deferred income tax liabilities of $32.9 million and $28.3 million as of March 31, 2022 and 2021, respectively, are recognized as noncurrent liabilities in the Consolidated Balance Sheets.

The Company has state tax credit carryforwards amounting to $1.5 million (California, net of Federal impact), $1.3 million (New York, net of Federal impact), and $2.4 million (Wisconsin, net of Federal impact), which are available to reduce future taxes payable in each respective state through 2028 (California), through 2035 (New York), and through 2037 (Wisconsin). The Company has performed the required assessment regarding the realization of deferred tax assets and at March 31, 2022, the Company has recorded a valuation allowance amounting to $3.9 million, which relates primarily to tax credit carryforwards which management has concluded it is more likely than not they will not be realized in the ordinary course of operations. Although realization is not assured, management has concluded that it is more likely than not that the deferred tax assets for which a valuation allowance was determined to be unnecessary will be realized in the ordinary course of operations. The amount of net deferred tax assets considered realizable, however, could be reduced if actual future income or income taxes rates are lower than estimated or if there are differences in the timing or amount of future reversals of existing taxable or deductible temporary differences.

Current rules on the accounting for uncertainty on income taxes prescribe a minimum recognition threshold for a tax position taken or expected to be taken in a tax return that is required to be met before being recognized in the financial statements. Those rules also provide guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company classifies the liability for uncertain tax positions in other accrued expenses or other long-term liabilities on the Consolidated Balance Sheets depending on their expected settlement date. The change in the liability for fiscal years 2022 and 2021 consists of the following (in thousands):

	As of:
	March 31,	March 31,
	2022	2021
Beginning balance	$376	$2,065
Tax positions related to current year:
Additions	160	279
Tax positions related to prior years:
Additions	215	34
Reductions	-	(1,626)
Lapses in statues of limitations	(75)	(376)
Balance as of March 31,	$676	$376

As of March 31, 2022 and 2021 unrecognized tax benefits include $0.7 million and $0.4 million of tax positions that are highly certain but for which there is uncertainty about the timing. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of these positions would not impact the annual effective tax rate but would accelerate the payment of cash to the tax authority to an earlier period.

The Company recognizes interest and penalties accrued on unrecognized tax benefits as well as interest received from favorable settlements within income tax expense. During fiscal year 2022, the decrease in interest and penalties was not significant. In fiscal year 2021, the Company recognized a decrease of $0.2 million in interest and penalties. As of March 31, 2022 and 2021, the Company had an insignificant amount interest and penalties accrued, associated with unrecognized tax benefits.

Although management believes that an adequate position has been made for uncertain tax positions, there is the possibility that the ultimate resolution could have an adverse effect on the earnings of the Company. Conversely, if resolved favorably in the future, the related provisions would be reduced, thus having a positive impact on earnings. During fiscal year 2022, the statute of limitations lapsed on one uncertain tax position. The lapse results in the position no longer being uncertain. As a result of the statute of limitations lapse and in accordance with its accounting policies, the Company recorded a decrease to the liability and a decrease to income tax expense of $0.1 million.

The federal income tax returns for fiscal years after 2015 are open because the Company claimed refunds on taxable income for fiscal years 2017 and 2016. Fiscal years 2018, 2019, and 2020 are currently under audit with the Internal Revenue Service.